SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

CHECK THE APPROPRIATE BOX:
{ }	Preliminary Information Statement
{ }	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d))
{X}	Definitive Information Statement

INSULCRETE, INC.

(Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (Check The Appropriate Box):
{X}	No fee required.
{ }	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	1)	Title of each class of securities to which transaction applies:
Common Stock $0.01 par value
	2)	Aggregate number of securities to which transaction applies:
54,000 shares of pre-split common stock
3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A in aggregate cash to be received by Registrant (rule 240.0-11(c)(2)).

	4)	Proposed maximum aggregate value of transaction: _______________________
{ }

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:____
	2)	Form, Schedule, or Registration Statement No.:___
	3)	Filing Party:___
	4)	Date Filed:___

Important Information Regarding the Availability of Information Statement Materials for the Action Taken by the Holders of a Majority of our voting stock.

This communication presents only an overview of the more complete information statement materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the information statement materials.

The following materials are available for view:
Annual Report of Insulcrete, Inc. on Form 10-K for the Fiscal Year Ending December 31, 2014; and Schedule 14C Information Statement
To view this material, visit: www.insulcreteinc14c.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before April 8, 2016.

To request material: Internet: www.insulcreteinc14c.com; Telephone: 661-717-5681; Email at: vgunter.broker@gmail.com. If requesting information via E-Mail, please note your request in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

INSULCRETE, INC. 706 Orchard Drive, Unit D Bakersfield, California 93308 TEL: (661) 717-5681

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING STOCK OF INSULCRETE, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

March 18, 2016

To all stockholders of Insulcrete, Inc.:

The attached Information Statement is being delivered to you pursuant to Regulation 14C of the Securities Exchange Act of 1934 (the "Exchange Act").

Further, this Information Statement is circulated to advise the stockholders of an action already taken by a majority of stockholders in accordance with the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14(f) thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the proposals described herein will not be effective until 20 days after the date of this Information Statement is mailed to stockholders. Therefore, this Information Statement is being sent to you for informational purposes only. This Information Statement shall be considered notice required under Section 228 of the Delaware General Corporation Law.

•

Approval of the forward split of the Company's Common Stock (par value $0.01) so that upon effectuation of the split, sixty (60) shares (the "New Shares") (of the Company's Common Stock) will be issued for each one (1) share of the Company's Common Stock currently issued and outstanding (the "Old Share") as of the Record Date of March 4, 2016 with each fractional share rounded up to the next whole share (the "Forward Split").

The Written Consent constitutes the only stockholder approval required under the Delaware General Corporation Law, our Certificate of Incorporation, and our Bylaws to approve the Forward Split. Our Board of Directors is not soliciting your consent or your proxy in connection with this action and no consents or proxies are being requested from stockholders. The Forward Split, as approved by the Written Consent, will not become effective until 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

THIS IS NOT A NOTICE OF SPECIAL OR ANNUAL MEETING OF STOCKHOLDERS, AND NO MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YIOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The attached Information Statement is available on the Internet at www.insulcrete14c.com to all shareholders of record on March 4, 2016 of Insulcrete, Inc. (formerly known as Block Tech Corporation and formerly, Sun Harbor Financial Resources, Inc.), a Delaware corporation (the "company") in connection with the above Written Consent and pursuant to Rule 14c-2 of the Exchange Act. Currently and prior to effectuating the Forward Split, the Company has 54,000 shares of its common stock outstanding.

The Information Statement also constitutes notice to the Company's stockholders of the taking of corporate action by written consent of the stockholders, as required by Section 228(d) of the Delaware General Corporation Law. I encourage you to read the Information Statement, including the exhibits thereto, thoroughly, but you need not take any action at this time. No meeting of the Company's stockholders has or will be held since the Forward Split was approved by the holders of a majority of the outstanding voting stock of the Company.

By order of the Board of Directors

/s/ Vernon Gunter Vernon Gunter Chairman and President

Bakersfield, California March 18, 2016

INSULCRETE, INC. 706 Orchard Drive, Unit D Bakersfield, California 93308 TEL: (661) 717-5681
-------------------------------
INFORMATION STATEMENT
-------------------------------
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY
-------------------------------

This Summary does not contain all the information that is important to you.

This Information Statement advises stockholders of the approval by the Company's Board of Directors and by Written Consent of the holders of a majority of the Company's voting stock (the "Written Consent") of the forward split of the Company's Common Stock (par value $0.01) so that upon effectuation of the split, sixty (60) shares (the "New Shares") (of the Company's Common Stock) will be issued for each one (1) share of the Company's Common Stock currently issued and outstanding (the "Old Share") with each fractional share rounded up to the next whole share (the "Forward Split").

THE COMPANY HAS NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT AND, IF GIVEN OR MADE, YOU MUST NOT RELY UPON SUCH INFORMATION OR REPRESENTATION AS HAVING BEEN AUTHORIZED BY US OR BY ANY OTHER PERSON.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 (the 'Exchange Act") and in accordance with the Exchange Act, the Company files reports, proxy statements, and other information with the U.S. Securities and Exchange Commission (the "Commission"). You may inspect and copy of the reports, proxy statements, and other information filed by us with the Commission at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549, and as well as the Commission's Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission's Web Site at (http://www.sec.gov).

SUMMARY

The following is a summary of certain information contained elsewhere in this Information Statement. Reference is made to, and this Summary is qualified in its entirety by the more detailed information contained in this Information Statement and the attached annexes. Unless otherwise defined, capitalized terms used in this Summary have the meanings ascribed to them elsewhere in this Information Statement. You are urged to read this Information Statement and the Annexes in their entirety.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under Section 228 of the General Corporation Law of Delaware and the Company's Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. Accordingly, approval of the forward split of the Company's Common Stock (par value $0.01) so that upon effectuation of the split, sixty (60) shares (the "New Shares") (of the Company's Common Stock) will be issued for each one (1) share of the Company's Common Stock currently issued and outstanding (the "Old Share") with each fractional share rounded up to the next whole share (the "Forward Split").

As of March 4, 2016 the record date for the determination of stockholders entitled to notice of the approval of the Forward Split and to receive a copy of this Information Statement (the "Record Date") we had 54,000 shares of our Common Stock outstanding. Each holder was entitled to one vote per share of Common Stock held as of the Record Date. As of the Record Date, outstanding shares representing 28,888 or 53.50% of our Common Stock approved the Forward Split and the Forward Split was also unanimously approved by the Board of Directors.

THE COMPANY

INSULCRETE, Inc. (formerly, Block Tech Corporation, and formerly, Sun Harbor Financial Resources, Inc.). Currently the Company has no sales but the Company owns a parcel of land located in Indio, California that it acquired in November 2014. The Company seeks to merge with or acquire an operating company with assets and operations. As of the date of this Information Statement, the Company has not completed any said merger or acquisition. (See "Factors That May Affect Future Results.")

THE FORWARD SPLIT OF THE COMPANY'S COMMON STOCK

As of March 4, 2016, the Company had outstanding 54,000 shares of the Company's Common Stock (par value $0.01) outstanding. The Company has set March 4, 2016 as the record date (the "Record Date") for the forward split of the Company's Common Stock. Under the terms of the forward split, the Company will issue sixty (60) new shares (the "New Shares") of the Company's Common Stock for every one (1) share (the "Old Share") of the Company's Common Stock held as of the Record Date (the "Forward Split"). All fractional share amounts resulting from the Forward Split will be rounded up to the next whole New Share. The Forward Split, as approved by a majority of the Company's shareholders, will likely impact the Company in several respects. First, the number of Common Shares outstanding will be increased from 54,000 to approximately 3,240,000 shares (before taking into account shares issued to round up any fractional share amounts). Since the Company's Certificate of Incorporation authorizes an aggregate of 100,000,000 common shares and before the Forward Split 54,000 of these shares had been issued, the increase in the number of issued and outstanding shares may allow the Company, if it regains tradability in the OTC Market and if trading in the Company's Common Stock is actually achieved and maintained, to have at least an opportunity that may allow a sporadic and limited trading market Company's Common Stock. Secondly, the Company believes that if the Company achieves these objectives, it may better allow the Company to complete a merger or acquisition of another company. Thirdly, the Company is aware that under Rule 3a51-1 of the Securities Exchange Act of 1934, the Company's Common Stock will likely continue to be deemed a Penny Stock (with consequent significant impediments on the potential trading market for the stock) unless the Company is able to increase its net tangible assets above $2,000,000, achieve a listing of the stock on NASDAQ, or otherwise establish a trading level for the stock at or above $5.00 per share. While there can be no assurance that the Company will successfully complete a merger or acquisition, increase its net tangible assets above $2,000,000, achieve a listing of the stock on NASDAQ or establish a trading level for the stock at or above $5.00 per share, the Company believes that maintaining a higher level of shares outstanding may allow the Company to have a better ability to acquire another company which, if the Company in successfully consummating any such acquisition, may allow the Company, if circumstances permit, to avoid designation as a "Penny Stock" and thereby no longer have the resulting disabilities imposed under Rule 3a51-1 of the Securities Exchange of 1934, as amended. However, with the Forward Split there can be no assurance that the Company will accomplish any of these objectives, later successfully avoid designation as a "Penny Stock," that the market price of the Company's Common Stock, after giving effect to the Forward Split will be 60 times greater than the price of the Company's Common Stock before the Forward Split, or that any shareholder will not lose all or substantially all of their investment in the Company's Common Stock as a result of the Forward Split. Moreover, there can be no assurance that the Forward Split will help the Company in any way. Further, the Company has no plans to "take the Company private" or become a private company. (See "Factors That May Affect Future Results.")

Section 228 of the General Corporation Law of Delaware permits the holders of a majority of the shares of its outstanding voting stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of the Company's shareholders. No consent or vote of any stockholder is being solicited.

Executive Compensation

The Company's Board of Directors has authorized the Compensation of its officers with the following cash salaries:

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation

Awards Payouts

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other Annual Compen-sation ($) (e)*	Restricted Stock Awards (s) ($) (f)	Securities Underlying Options/ SARs (#) (g)	LTIP Payouts ($) (h)	All Other Compen-sation ($) (i)

Vernon Gunter Chairman, President, and CEO (1)	2013 2014 2015	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	0 0 0	$0 $0 $0	$0 $0 $0

All Directors as a Group (1 person)	2013 2014 2015	$0 $0 $0

With respect to cash salaries, the Company may change or increase salaries as the Company's profits and cash flow allow. No other compensation was paid, accrued, earned, or received by any of the Company's officers and directors.

Footnote:

(1)     Vernon Gunter became the Company's sole officer and director on July 14, 2015. Prior to that date, the Company's sole officer and director was Lisa Norman. The Company has never paid any cash or other compensation to Lisa Norman at any time in 2013, 2014, or 2015 and the Company is not under any obligation to do so.

Compensation of Directors

Except as may be approved by the Company's Board of Directors, the Company's Directors are not currently compensated on a regular basis as a director of the Company and each does not receive any re-imbursement for out-of-pocket costs incurred in attending meetings. The Company's compensation policies are subject to change and the Board of Directors may approve or establish such compensation arrangements from time to time as it deems appropriate in view of the Company's requirements.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth information relating to the beneficial ownership of Company common stock by those persons beneficially holding more than 5% of the Company's Common Stock, by the Company's directors and executive officers, and by all of the Company's directors and executive officers as a group as of March 17, 2016.

(1)	(2)	(3)	(4)
Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Owner	Percent Of Class

Common Stock	Vernon Gunter, President Secretary, Treasurer & Director 706 Orchid Drive, Unit D Bakersfield, CA 93308	0	0%

Officers and Directors as a group (1 person)		0	0%

Common Stock	Peter Norman 706 Orchid Drive, Unit D Bakersfield, CA 93308	28,888	53.50%

Directors and Executive Officers

The names and ages of the Directors and Executive Officers of the Company are as follows:

Name	Age	Position	Date of Election
Vernon Gunter	74	Chairman, President, & CEO	07-14-2015

The Directors serve until the next annual meeting of shareholders or until their successors are elected.

Vernon Gunter was elected Secretary, Treasurer, President and Director of the Company on July 14, 2015. Mr. Gunter is a registered California real estate broker and he has been in the real estate industry for over 30 years.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

The percentage interest of Vernon Gunter, who currently owns and controls none of the Company's Common Stock and who, as an officer and director of the Company, owns and controls no shares of the Company's Common Stock were not and will not be changed or affected in any way as a result of the Forward Split of the Company's common stock.

The Company is not aware of any Director or any other person who opposes the Forward Split or any of the other proposals or any persons who have expressed, in writing, any opposition to the Forward Split or any of the other proposals.

E-Information Statement and Materials

Recent Securities and Exchange Commission rule changes provide new flexibility for public companies to distribute their annual information statement and annual report to shareholders. Companies can now distribute these materials to shareholders by mailing a brief "Notice of Internet Availability" and posting the Information Statement on the Company's Web site. This new process informally called "e-proxy." Insulcrete, Inc. is taking advantage of e-proxy to distribute its Information Statement and Annual Report on Form 10-K. Below are some questions and answers that we hope will help our shareholders understand how e-proxy works.

What's the point of e-proxy?

E-Proxy is expected to deliver benefits for both shareholders and companies, including:
• leveraging the power of the Internet to make proxy materials easily accessible and encourage electronic voting,
• promoting sustainable business practices by reducing t5he consumption of paper, energy, and resources, and
• providing more choices for shareholders to access proxy information and vote, while preserving the ability to receive paper materials if they wish.

What will the "Notice of Internet Availability" look like?

It will come in two forms. If you hold your shares through a bank or broker, you will get a document entitled "IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT" from the Company. If you are a registered shareholder, you will get a document entitled "NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS" from our stock transfer agent, American Registrar & Transfer Co. In either case, the notice will contain:

• this Schedule 14C INFORMATION STATEMENT
• instructions on how to view the Information Statement Materials online or request paper copies, and
• the Company's Annual Report on Form 10-K for the most recent fiscal year.

I prefer to read my Information Statement Materials on paper. How do I get paper copies?

The Notice of Internet Availability will have instructions on how to request paper copies by phone, e-mil, or on the Internet. You will be sent the materials by First Class U.S. Mail within three business days of receipt of your request. Once you request paper, you will continue to receive materials in paper form until you instruct us otherwise. The online Information Statement Materials will also be in a format suitable for printing on your own printer.

Delivery of Documents to Security Holders Sharing an Address

One Information Statement will be delivered to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the Stockholder at the shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify the Company that the Stockholder wishes to receive a separate copy of the Information Statement. In the event that a Stockholder desires to provide such a notice to the Company such notice may be given verbally by telephoning the Company's offices (collect) at (661-717-5681) or by mail to the Company's mailing address at 706 Orchard Drive, Unit D, Bakersfield, California 93308.

By Order of the Board of Directors

/s/ Vernon Gunter Vernon Gunter President, CEO, & Director March 18, 2016

Factors That May Affect Future Results

1.  New Company: No Revenues from Operation; Risk of Loss. The Company is similar to a new company in that it faces all of the risks inherent in undertaking any new business, coupled with the risks involved with a blind pool/blank check company. As a result, there is no information at this time upon which to base an assumption that its plans will either materialize or prove successful. There can be no assurance that any of the Company's business activities will result in any operating revenues or profits. Further, in the event that the Company acquires or enters any new business, the Company will likely incur investment banking fees, finders' fees, and other costs which will likely result in the issuance of additional shares of the Company's common stock. This likely will result in significant additional dilution and costs that the Company will incur. In any of these transactions (should the Company enter into any such transaction), the Company will also likely need to secure the assistance of experienced advisors who will also likely seek payment of fees from the Company. As a result, the Company will likely continue to incur losses and investors who hold the Company's stock will incur additional and significant dilution. Investors should be aware that they may lose all or substantially all of their investment.

2.  No Full-Time Employees. The Company has no full-time employees and management and its sole officer does not devote any significant time to the Company's proposed business affairs. No officer or director receives a salary, but Ms. Norman is reimbursed for any expenses she may incur in the activities of the Company. Due to the fact that no salaries are paid to officers of the Company and that members of management are engaged in activities outside the operation of the Company, the ability and speed for the Company to effect a merger or acquisition may be significantly impaired.

3.  Reliance Upon One Officer; Limited Time to Devote to Company Business. The Company is dependent upon the personal efforts and abilities of one officer/director, who devotes only limited time to the affairs of the Company. The officer and director of the Company has certain business experience but has no experience in acquisition or merger activities. The officer/director has not agreed to expend any specific amount of time on behalf of the Company, but will devote such time as necessary to identify and consummate a merger or acquisition.

4.  Limited Financial Resources and Need for Likely Significant Additional Financing. The Company's owns a parcel of land located in Indio, California that it acquired in November 2014. Except for the parcel of land, the Company has no other material financial resources or operations. The Company believes that it is clear that the Company needs to obtain additional financing from the sale of the Company's Common Stock, debt, or some combination thereof in order to undertake further business plans and/or if it acquires another business or company. The Company's ability to operate as a going concern is contingent upon its receipt of additional financing through private placements or by loans. The Company's business or any business that the Company may acquire will likely require additional funds in the future. There can be no assurance that if additional funds are required they will be available, or, if available, that they can be obtained on terms satisfactory to Management or reasonable in light of the Company's current circumstances. In the event the Company elects to issue stock to raise additional capital, any rights or privileges attached to such stock may either (i) dilute the percentage of ownership of the already issued common shares or (ii) dilute the value of such shares. No rights or privileges have been assigned to any future issuance of such stock and any such rights and privileges will be at the total discretion of the Board of Directors of the Company. There can be no guarantee that the Company will be able to obtain additional financing, or if successful, that it will be able to do so on terms that are reasonable in light of current market conditions.

5.  Lack of Existing Trading Market for Common Stock. To the Company's best knowledge, the Company's Common Stock is not currently traded on any market. If there any trading in the Company's Common Stock, the Company is not aware of it. However, if the Company effectuates the Forward Split, completes certain filings with FINRA as well as other filings and files an application with OTC Markets and pays the required fees and successfully acquires another company, there is some possibility that a very limited public market for the Company's Common Stock may develop. However, there can be no assurance that a market will in fact develop. Even if a market ever does develop, it may not be sustained.

6.  Limited Facilities and Location. The Company presently maintains initial principal offices at the offices of its President and the Company owns a parcel of land in Indio, California. The office space is supplied at no cost. The Company pays its own charges for long distance telephone calls and other miscellaneous secretarial, photocopying and similar expenses.

7.  Lack of Revenues and Development Stage Company. The Company faces all of the risks inherent in a new business. There is no information at this time upon which to base an assumption that its plans will either materialize or prove successful. There can be no assurance that any of the Company's business activities will result in any operating revenues or profits. Investors should be aware that they may lose all or substantially all of their investment.

8. Lack of Dividends. The company has not paid dividends and does not contemplate paying dividends in the foreseeable future.

9.  Competition. The Company is an insignificant participant among firms which engage in business combinations with, or financing of, development stage enterprises. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than the Company. In view of the Company's limited financial resources and management availability, the Company will continue to be at significant competitive disadvantage vis-a-vis the Company's competitors.

10.  Regulation & Taxes. The Investment Company Act of 1940 defines an "investment company" as an issuer which is or holds itself out as being engaged primarily in the business of investing, reinvesting or trading of securities. While the Company does not intend to engage in such activities, the Company could become subject to regulation under the Investment Company Act of 1940 in the event the Company obtains or continues to hold a minority interest in a number of development stage enterprises. The Company could be expected to incur significant registration and compliance costs if required to register under the Investment Company Act of 1940. Accordingly, management will continue to review the Company's activities from time to time with a view toward reducing the likelihood the Company could be classified as an "investment company." The Company intends to structure a merger or acquisition in such manner as to minimize Federal and State tax consequences to the Company and to any target company.

11.  Possible Rule 144 Stocks Sales & Additional Filings Needed with FINRA, etc. Taking into account the Forward Split, approximately 3,240,000 shares of the Company's Common Stock (post-split) may be deemed "restricted securities" and may be sold only in compliance with Rule 144 adopted under the Securities Act of 1933, as amended or other applicable exemptions from registration. Until November 18, 2015, the Company had no or nominal non-cash assets and no operations. As a result and in accordance with Rule 144(i), the Company was a "shell company" as defined in that provision. Further the Company has to complete certain filings with the Financial Industry Regulatory Authority (FINRA) to acquire a new trading symbol, complete certain filings with the CUSIP Service Bureau, and certain filings with the OTC Markets before any trading of the Company's Common Stock may be undertaken. In general and assuming that the Company remains current in its periodic filings with the Commission, holders of the Company's Common Stock may be able to claim the exemption provided by Rule 144 that may allow them, if market conditions allow, an opportunity to sell their shares.

12.  Risks Associated with a Small Company and Micro-cap Securities. The Company is a "micro-cap" company and the Company's Common Stock is and likely will remain for the foreseeable future, a "micro-cap security." In that light, the Company's status and future prospects must be viewed as "HIGH RISK" in that there are many aspects of the Company that make it unlike other large or medium sized companies: lack of full-time management, only one part-time officer/director, lack of financial resources, and lack of sophisticated systems and methods to make managerial decisions to minimize risks and uncertainties and ever-changing market conditions. Similarly, the Company's Common Stock is also a "HIGH RISK" security in that, at present, there is no known trading market for the Company's Common Stock and there can be no assurance that any such market will develop (after certain filings are completed with FINRA and others and after the Company files an application for trading on OTC Markets) or if it does develop, that it will be sustained. The trading history of small companies whose common stock is deemed a "micro-cap security" is such that any investor who is not sophisticated and experienced in making investments in such securities should not do so. Any such investor must appreciate that there remains a high risk of a total loss of their investment and that trading markets in "micro-cap securities" are inherently far more volatile than the securities of established, exchange-traded companies.

13.  Risks of Low Priced Stocks. The Company is not aware of any current trading market for the Company's Common Stock. In the event that the Company successfully completes the FINRA and all other filings as set forth above, there is some possibility, if market conditions allow, that a limited and sporadic trading for the Company's Common Stock may develop in the over-the-counter market in the so-called "pink sheets." Consequently, a shareholder may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the Company's securities. In the absence of a security being quoted on NASDAQ, or the Company having $2,000,000 in net tangible assets, trading in the Common Stock is covered by Rule 3a51-1 promulgated under the Securities Exchange Act of 1934 for non-NASDAQ and non-exchange listed securities. Under such rule, broker/dealers who recommend such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000 jointly with their spouse) must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale.

Securities are also exempt from this rule if the market price is at least $5.00 per share, or for warrants, if the warrants have an exercise price of at least $5.00 per share. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure related to the market for penny stocks and for trades in any stock defined as a penny stock. The Commission has recently adopted regulations under such Act which define a penny stock to be any NASDAQ or non-NASDAQ equity security that has a market price or exercise price of less than $5.00 per share and allow for the enforcement against violators of the proposed rules.

In addition, unless exempt, the rules require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule prepared by the Commission explaining important concepts involving the penny stock market, the nature of such market, terms used in such market, the broker/dealer's duties to the customer, a toll-free telephone number for inquiries about the broker/dealer's disciplinary history, and the customer's rights and remedies in case of fraud or abuse in the sale.

Disclosure also must be made about commissions payable to both the broker/dealer and the registered representative, current quotations for the securities, and if the broker/dealer is the sole market-maker, the broker/dealer must disclose this fact and its control over the market.

Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. While many NASDAQ stocks are covered by the proposed definition of penny stock, transactions in NASDAQ stock are exempt from all but the sole market-maker provision for (i) issuers who have $2,000,000 in tangible assets ($5,000,000 if the issuer has not been in continuous operation for three years), (ii) transactions in which the customer is an institutional accredited investor and (iii) transactions that are not recommended by the broker/dealer. In addition, transactions in a NASDAQ security directly with the NASDAQ market-maker for such securities, are subject only to the sole market-maker disclosure, and the disclosure with regard to commissions to be paid to the broker/dealer and the registered representatives.

Finally, all NASDAQ securities are exempt if NASDAQ raised its requirements for continued listing so that any issuer with less then $2,000,000 in net tangible assets or stockholder's equity would be subject to delisting. These criteria are more stringent than the proposed increased in NASDAQ's maintenance requirements. The Company's securities are subject to the above rules on penny stocks and the market liquidity for the Company's securities could be severely affected by limiting the ability of broker/dealers to sell the Company's securities.

 Additional Document

Important Information Regarding the Availability of Information Statement Materials for the Action Taken by the Holders of a Majority of our voting stock.

This communication presents only an overview of the more complete information statement materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the information statement materials.

The following materials are available for view:

Annual Report of Insulcrete, Inc. on Form 10-K for the Fiscal Year Ending December 31, 2014; and Schedule 14C Information Statement To view this material, visit: www.insulcreteinc14c.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before April 8, 2016.

To request material: Internet: www.insulcreteinc14c.com; Telephone: 661-717-5681; E-Mail: vgunter.broker@gmail.com. If requesting information via E-Mail, please note your request in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.